Exhibit 4.3


         This Exhibit 4.3, for the Medusa Corporation 1991 Long-Term Incentive Plan, as amended through March 27, 1995, (which was filed in February 1996 as an exhibit to the Amendment to Form S-8, File No. 33-46182) and is incorporated by reference into this Registration Statement.